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                                   FORM 8-K
                                CURRENT REPORT

- -------------------------------------------------------------------------------

             (As last amended in Rel. N. 34-25113, eff. 1/30/95.)


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 13, 1996



                           Lake Ariel Bancorp, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Pennsylvania                  2-85306              23-2244948
- ----------------------------         ----------         ----------------
(State or other jurisdiction        (Commission         (I.R.S. employer
or incorporation)                   file number)            Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania                          18436
- --------------------------------------------                       ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (717)698-5695

Former name or former address, if changed from last report:  Not Applicable.


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Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not Applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.


Item 5.           Other Events.

                  The Registrant files herewith its Amended Articles of Incorporation and Bylaws, all as amended as of August 13, 1996.


Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7.           Financial Statements and Exhibits.

                  (a.)     Financial Statement of Business Acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits.

                           (i)      Amended Articles of Incorporation.

                           (ii)     Bylaws, as amended as of August 13, 1996.


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Item 8.           Change in Fiscal Year.

                  Not Applicable.





                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 LAKE ARIEL BANCORP, INC.
                                 (Registrant)



                                /s/ Joseph J. Earyes
Date:  August 13, 1996          ----------------------------------------------
                                Joseph J. Earyes, Vice President and Treasurer